UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 28, 2006
America First Apartment Investors, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	47-0858301 (I.R.S. Employer Identification No.)

1004 Farnam Street, Suite 100 Omaha, Nebraska (Address of principal executive offices)	68102 (Zip Code)
(402) 557-6360
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On October 4, 2006, America First Apartment Investors, Inc. (the “Registrant”) filed a Current Report on Form 8-K with regard to the acquisition on September 28, 2006 of Cumberland Trace, a 248-unit Apartment complex, Morganton Place, a 280-unit Apartment complex, and Village at Cliffdale, a 356-unit Apartment complex, all located in Fayetteville, North Carolina and Woodberry, a 168-unit Apartment complex located in Asheville, North Carolina (collectively, the “Properties”) pursuant to a purchase and sale agreement with UDR of NC, Limited Partnership, a North Carolina limited partnership, dated September 12, 2006.
The purchase price of $64.5 million was funded with approximately $17.1 million of cash, $37.6 million in the form of a mortgage loan drawn upon the credit facility described in item 2.03 of the Registrant’s Form 8-K filed on October 4, 2006, a short term loan of $8.9 million, and the assumption of $875,000 of liabilities, primarily related to accrued income taxes and tenant security deposits. The cash portion of the purchase price for Morganton Place and Village at Cliffdale was partially funded by the Registrant’s qualified intermediary from a 1031 exchange account which was established with a portion of the proceeds from the sale of the Belvedere Apartments.
The short term loan, undertaken to finance the acquisition of Cumberland Trace, bears interest at a variable rate and matures on March 28, 2007. The Registrant opted to finance the acquisition of Cumberland Trace in this manner as it intends to sell the property as soon as practicable. Cumberland Trace did not meet the Registrant’s acquisition criteria, but was acquired because the Properties were sold as a single portfolio.
The Registrant hereby amends the Form 8-K filed October 4, 2006 to provide the required financial information related to the acquisition of the Properties. The combined financial statement of the Properties that is included in the current report on the Form 8-K/A is provided for the most recently completed fiscal year, because the Registrant acquired the Properties from an unrelated party and has met the other requirements of the Securities and Exchange Commission Rule 3-14 (a)(1) of Regulation S-X.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Real Estate Operations Acquired
Independent Auditors’ Report
Combined Statement of Revenue and Certain Operating Expenses
(b)	Pro Forma Financial Information (Unaudited)
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006
Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2006
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005
(c)	Exhibits
10.0	Agreement of Purchase and Sale effective September 12, 2006, by and between America First Apartment Investors, Inc. and UDR of NC, Limited Partnership, a North Carolina limited partnership Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K dated September 12, 2006 and filed with the Securities and Exchange Commission on September 18, 2006).

10.1	Master Credit Facility and Reimbursement Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K dated September 28, 2006 and filed with the Securities and Exchange Commission on October 4, 2006).

23.1	Consent of Deloitte & Touche LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America First Apartment Investors, Inc.

December 12, 2006	By: /s/ John H. Cassidy

Name: John H. Cassidy
Title: President and Chief Executive Officer

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors and Stockholders of
America First Apartment Investors, Inc.
We have audited the accompanying combined statement of revenue and certain operating expenses of the properties known as Cumberland Trace, Morganton Place, Woodberry, and Village at Cliffdale (properties under common ownership and management) (the “Properties”), for the year ended December 31, 2005. The combined statement of revenue and certain operating expenses is the responsibility of the Properties’ management. Our responsibility is to express an opinion on the combined statement of revenue and certain operating expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying combined statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of America First Apartment Investors, Inc.) as described in Note 1 to the combined statement of revenue and certain operating expenses and is not intended to be a complete presentation of the Properties’ revenues and expenses.
In our opinion, the combined statement of revenue and certain operating expenses of the Properties, presents fairly, in all material respects, the combined revenue and certain operating expenses described in Note 1 to the combined statement of revenue and certain operating expenses of the Properties for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Omaha, Nebraska
December 11, 2006

CUMBERLAND TRACE, MORGANTON PLACE, WOODBERRY, AND VILLAGE AT
CLIFFDALE
COMBINED STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES
(IN THOUSANDS)

		(unaudited)
	For the year ended	For the six months ended
	December 31, 2005	June 30, 2006
Revenues:
Rental revenues	$7,847	$4,082

Certain Operating Expenses:
Personnel	927	479
Utilities	204	96
Repairs and maintenance	376	172
Real estate taxes and insurance	829	426
Administrative	288	137

Total certain operating expenses	2,624	1,310

Revenues in excess of certain operating expenses	$5,223	$2,772

See notes to the Combined Statements of Revenues and Certain Operating Expenses

CUMBERLAND TRACE, MORGANTON PLACE, WOODBERRY, AND VILLAGE AT
CLIFFDALE
Notes to Combined Statements of Revenue and Certain Operating Expenses
1. Basis of Presentation
On September 28, 2006, America First Apartment Investors, Inc. (the “Company”), through its wholly-owned subsidiaries, closed on the purchase of the properties known as Cumberland Trace, a 248-unit apartment complex, Morganton Place, a 280-unit apartment complex, and Village at Cliffdale, a 356-unit apartment complex, all located in Fayetteville, North Carolina and Woodberry, a 168-unit apartment complex located in Asheville, North Carolina (collectively, the “Properties”) pursuant to a purchase and sale agreement with UDR of NC, Limited Partnership, a North Carolina limited partnership, dated September 12, 2006. The Properties’ revenue and certain operating expenses are being presented on a combined basis, as prior to their purchase, the Properties were under common ownership and management.
The combined statements of revenue and certain expenses related to the operations of the Properties were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and general corporate expenses are not reflected in the combined statements of revenue and certain operating expenses. Consequently, the combined statements of revenue and certain operating expenses for the periods presented are not intended to be a complete presentation of the Properties’ revenue and expenses. Accordingly, the amounts reported in the accompanying statements are not expected to be comparable to those expected to be incurred by the Company in the future operations of the Properties.
2. Summary of Significant Accounting Policies
Revenue Recognition
The Properties lease multifamily rental units under operating leases with terms of one year or less. Rental revenue is recognized, net of rental concessions, on the straight-line method over the related lease term.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Estimates
The preparation of the combined statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.
3. Unaudited Interim Financial Information
The statement of revenues and certain operating expenses for the six months ended June 30, 2006 is unaudited. In the opinion of management, this financial statement reflects all adjustments, which are of a normal recurring nature, necessary for a fair presentation of the results of the interim period. The results of the six-month interim period are not necessarily indicative of the results that may be expected for a full year.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
     The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of America First Apartment Investors, Inc. (the “Company”) is presented as if Morganton Place, Woodberry and Village at Cliffdale had been acquired on June 30, 2006. Cumberland Trace is not included in the pro forma amounts as the Company has entered into a purchase and sale contract to sell Cumberland Trace. This transaction is expected to close in the first quarter of 2007.
The Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the Company’s actual financial position would have been assuming the above transaction had been consummated at June 30, 2006, nor does it purport to represent the future financial position of the Company.

AMERICA FIRST APARTMENT INVESTORS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED AND IN THOUSANDS)
JUNE 30, 2006

		Discontinued
	Historical	Operations	Pro Forma	Pro Forma
	Amounts (A)	Adjustments (B)	Adjustments (C)	Amounts
Assets
Cash and cash equivalents	$7,446	$—	$—	$7,446
Restricted cash	41,975	—	(15,310)	26,665
Real estate assets, net	258,704	(10,358)	50,361	298,707
Assets of discontinued operations	—	10,358	—	10,358
Investments in agency securities, at fair value	17	—	—	17
Investments in corporate equity securities, at fair value	4,021	—	—	4,021
In-place lease intangibles, net	475	—	1,358	1,833
Other assets	4,770	—	1,946	6,716

Total assets	$317,408	$—	$38,355	$355,763

Liabilities
Accounts payable and accrued expenses	$10,022	$—	$717	$10,739
Dividends payable	2,759	—	—	2,759
Notes payable	2,413	—	—	2,413
Bonds and mortgage notes payable	178,229	—	37,638	215,867
Borrowings under repurchase agreements	13,777	—	—	13,777

Total liabilities	207,200	—	38,355	245,555

Stockholders’ Equity
Common stock, $0.01 par value; 500,000,000 shares authorized 11,035,558 issued and outstanding	110	—	—	110
Additional paid-in capital	110,175	—	—	110,175
Accumulated deficit	(391)	—	—	(391)
Accumulated other comprehensive income	314	—	—	314

Total stockholders’ equity	110,208	—	—	110,208

Total liabilities and stockholders’ equity	$317,408	$—	$38,355	$355,763

See notes to the Pro Forma Condensed Consolidated Balance Sheet

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet
(A)	Represents the unaudited historical condensed consolidated balance sheet of the Company as of June 30, 2006, as contained in the consolidated financial statements filed on Form 10-Q.

(B)	In the third quarter of 2006, the Company classified Delta Crossing and Waters Edge as discontinued operations. Amounts shown herein reflect the impact to the Company’s balance sheet as if such properties were deemed to be discontinued operations as of June 30, 2006.

(C)	Represents the acquisition of Morganton Place, Woodberry and Village at Cliffdale. The purchase price was funded with the release of $15.3 million of restricted cash and a new $37.6 million 10-year mortgage loan. The restricted cash was comprised of the remaining proceeds from the second quarter 2006 sale of the Belvedere Apartments, and the release of $8.8 million of cash, which provided collateral on the bonds payable at Coral Point.

The Company has preliminarily allocated the purchase price as follows (in thousands):

Land	$4,350
Buildings	46,011

Total real estate assets	50,361

Other assets	3,304

Total assets acquired	53,665

Mortgage notes payable	37,638
Other liabilities	717

38,355

Net assets acquired	$15,310

The mortgage loan matures on October 1, 2016 and bears interest at a fixed rate of 5.56%. For the first six years of the mortgage, the Company is only required to make monthly payments of interest. In the seventh through tenth years, the Company is obligated to make principal payments based upon a 30-year amortization of the note.

Unaudited Pro Forma Condensed Consolidated Statements of Operations
     The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended June 30, 2006 and for the year ended December 31, 2005 of the Company is presented as if Morganton Place, Woodberry and Village at Cliffdale had been acquired on January 1, 2005. Cumberland Trace is not included in the pro forma amounts as the Company has entered into a purchase and sale contract to sell Cumberland Trace. This transaction is expected to close in the first quarter of 2007.
     The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the Company’s actual results of operations would have been for the six-month period ended June 30, 2006 or for the year ended December 31, 2005 assuming the above transactions had been consummated on January 1, 2005, nor do they purport to represent the future results of operations of the Company.

AMERICA FIRST APARTMENT INVESTORS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED AND IN THOUSANDS)

		Discontinued
	Historical	Operations	Pro Forma		Pro Forma
	Amounts (A)	Adjustments (B)	Adjustments		Amounts
Revenues:
Rental revenues	$23,839	$(1,078)	$3,193	(C)	$25,954
Other revenues	130	—	—		130

Total revenues	23,969	(1,078)	3,193		26,084

Expenses:
Real estate operating	10,681	(759)	983	(C)	10,905
Depreciation	4,979	(157)	837	(D)	5,659
General and administrative	3,102	—	—		3,102
In-place lease amortization	657	—	—	(E)	657
Intangible asset impairment	199	—	—		199

Total operating expenses	19,618	(916)	1,820		20,522

Operating income	4,351	(162)	1,373		5,562

Interest and dividend income	1,338	—	—		1,338
Loss on redemption of securities	(53)	—	—		(53)
Impairment of securities	(367)	—	—		(367)
Interest expense	(5,272)	—	(1,065	) (F)	(6,337)

Income (loss) from continuing operations	$(3)	$(162)	$308		$143

Earnings per share — basic and diluted
Income (loss) from continuing operations	$—	$(0.01)	$0.03		$0.01

Weighted average number of shares outstanding
Basic	11,036				11,036

Diluted	11,036				11,047

See notes to the Pro Forma Condensed Consolidated Statement of Operations

Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations
(A)	Represents the unaudited historical consolidated statement of operations of the Company as contained in the consolidated financial statements filed on Form 10-Q for the six months ended June 30, 2006.

(B)	In the third quarter of 2006, the Company deemed Delta Crossing and Waters Edge to be held for sale, and as such reflected the operations of these properties as discontinued operations in its September 30, 2006 statement of operations. Amounts shown herein reflect the impact to the Company’s statement of operations as if such properties were deemed to be held for sale as of June 30, 2006.

(C)	Represents the pro forma revenues and expenses for the six months ended June 30, 2006, attributable to Morganton Place, Woodberry and Village at Cliffdale as if the acquisitions had occurred on January 1, 2005. Cumberland Trace is not included in the pro forma amounts as the Company has entered into a purchase and sale contract to sell Cumberland Trace.

(D)	Represents the pro forma depreciation expense for the six months ended June 30, 2006, as if the acquisition of Morganton Place, Woodberry and Village at Cliffdale had occurred on January 1, 2005. The Company will depreciate its $46 million of depreciable assets over a 27.5 year useful life.

(E)	An adjustment for pro forma in-place lease amortization expense is not necessary as the Pro Forma Statement of Operations assumes the acquisition of Morganton Place, Woodberry and Village at Cliffdale had occurred on January 1, 2005. The in-place leases intangible asset is being amortized over the weighted average lives of the respective leases which is less than one year.

(F)	Represents the pro forma interest expense for the six months ended June 30, 2006, attributable to Morganton Place, Woodberry and Village at Cliffdale as if the acquisitions had occurred on January 1, 2005. To finance the acquisition of these three properties, the Company utilized a $37.6 million mortgage loan, which bears interest at a fixed rate of 5.56%. Also included within interest expense is the amortization of financing costs which where incurred in connection with obtaining this loan.

AMERICA FIRST APARTMENT INVESTORS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
(UNAUDITED AND IN THOUSANDS)

		Discontinued
	Historical	Operations	Pro Forma		Pro Forma
	Amounts (A)	Adjustments (B)	Adjustments		Amounts
Revenues:
Rental revenues	$43,747	$(4,820)	$6,089	(C)	$45,016
Other revenues	382	—	—		382

Total revenues	44,129	(4,820)	6,089		45,398

Expenses:
Real estate operating	21,239	(2,710)	1,932	(C)	20,461
Depreciation	8,613	(830)	1,673	(D)	9,456
General and administrative	6,455	—	—		6,455
In-place lease amortization	2,915	(241)	1,358	(E)	4,032
Intangible asset impairment	186	—	—		186
Contract termination costs	11,619	—	—		11,619

Total operating expenses	51,027	(3,781)	4,963		52,209

Operating income (loss)	(6,898)	(1,039)	1,126		(6,811)

Interest and dividend income	1,171	(7)	—		1,164
Interest expense	(8,345)	457	(2,129	) (F)	(10,017)

Loss from continuing operations	$(14,072)	$(589)	$(1,003)		$(15,664)

Earnings per share — basic and diluted
Loss from continuing operations	$(1.34)	$(0.06)	$(0.10)		$(1.49)

Weighted average number of shares outstanding — basic and diluted	10,513				10,513

See notes to the Pro Forma Condensed Consolidated Statement of Operations

Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations
(A)	Represents the historical consolidated statement of operations of the Company as contained in the consolidated financial statements filed on Form 10-K for the year ended December 31, 2005.

(B)	During 2006, the Company has sold the Park at 58th Apartments and the Belvedere Apartments. Additionally, the Company has deemed Delta Crossing and Waters Edge to be held for sale. Amounts shown herein reflect the impact to the Company’s statement of operations as if such properties were deemed to be discontinued operations as of December 31, 2005.

(C)	Represents the pro forma revenues and expenses for the year ended December 31, 2005, attributable to Morganton Place, Woodberry and Village at Cliffdale as if the acquisitions had occurred on January 1, 2005. Cumberland Trace is not included in the pro forma amounts as the Company has entered into a purchase and sale contract to sell Cumberland Trace.

(D)	Represents the pro forma depreciation expense for the year ended December 31, 2005, as if the acquisition of Morganton Place, Woodberry and Village at Cliffdale had occurred on January 1, 2005. The Company will depreciate its $46 million of depreciable assets over a 27.5 year useful life.

(E)	Represents the pro forma in-place lease amortization expense for the year ended December 31, 2005, attributable to Morganton Place, Woodberry and Village at Cliffdale as if the acquisitions had occurred on January 1, 2005. The in-place leases intangible asset is being amortized over the weighted average lives of the respective leases. The amortization period is less than one year.

(F)	Represents the pro forma interest expense for the year ended December 31, 2005, attributable to the debt used to acquire Morganton Place, Woodberry and Village at Cliffdale as if the acquisitions had occurred on January 1, 2005. To finance the acquisition of these three properties, the Company utilized a $37.6 million mortgage loan, which bears interest at a fixed rate of 5.56%. Also included within interest expense is the amortization of financing costs which where incurred in connection with obtaining this loan.

EXHIBIT INDEX
10.0	Agreement of Purchase and Sale effective September 12, 2006, by and between America First Apartment Investors, Inc. and UDR of NC, Limited Partnership, a North Carolina limited partnership Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K dated September 12, 2006 and filed with the Securities and Exchange Commission on September 18, 2006).

10.1	Master Credit Facility and Reimbursement Agreement (incorporated by reference from the Registrant’s Current Report on Form 8-K dated September 28, 2006 and filed with the Securities and Exchange Commission on October 4, 2006).

23.1	Consent of Deloitte & Touche LLP.